SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2011

SCIO DIAMOND TECHNOLOGY CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	333-166786	27-0971332
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

411 University Ridge Suite D Greenville, SC 29601 (Address of principal executive offices) Phone: (864) 346-2733 (Registrant’s Telephone Number)

Copy of all Communications to:
Zouvas Law Group, P.C.
2368 Second Avenue, 1st Floor
San Diego, CA 92101
Phone: 619.688.1715
Fax: 619.688.1716

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

       ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))[Missing Graphic Reference]

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SCIO DIAMOND TECHNOLOGY CORPORATION
Form 8-K
Current Report

ITEM 5.02
DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

•	On December 7, 2011, Charles G. Nichols was appointed as Chief Financial Officer of the Company, with an effective starting date of January 1, 2012.

The biography for Mr. Nichols is set forth below:

CHARLES G. NICHOLS- Age 47.  Mr. Nichols has 25 years of diverse experience across a number of industries and financial functions.  After beginning his career as a successful commercial lender, he joined a $4 billion automotive supplier, growing with it through its listing on the NYSE, multiple M&A transactions and European expansion.  He led hundreds of millions in financing before departing as the automotive supplier’s Treasurer.  He has led bank financings at an investment grade energy company and taken the role of Treasurer and Investor Relations Head at an NYSE technology manufacturer.  Mr. Nichols holds an MBA from the University of North Carolina – Chapel Hill and a BA in Economics from Duke University.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIO DIAMOND TECHNOLOGY CORPORATION
Date: December 7, 2011	By: /s/ Joseph D. Lancia
Joseph D. Lancia
Chief Executive Officer

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